               1997 MEDICARE/MEDICAID REAGENT PURCHASING AGREEMENT
                                   CONTRACT A

This agreement made and effective this 25 day of June, 1997 by and between Bayer Corporation, acting through its Diagnostics Division at 511 Benedict Avenue, Tarrytown, New York, 10591 (hereinafter "Bayer"), and__________________________
____________________________________________________ located at
_________________________________________________________________ (hereinafter
"Participant").

In consideration of the mutual promises and covenants contained herein, the parties agree as follows:

1.      Introduction

1.1 Pursuant to this Agreement, Bayer agrees to sell and Participant agrees to purchase GLUCOMETER ENCORE(R) Blood Glucose Test Strips ("Products") and/or GLUCOMETER ELITE(R) Blood Glucose Test Strips ("Products") for resale exclusively to end-users who are Medicare/Medicaid recipients ("End-users").

1.2 Participant is currently a Bayer Authorized Distributor (Drug Wholesaler, Physician and Hospital Distributors, Direct Retail Account, Scientific Supply) which currently accepts Medicare/Medicaid assignment or a Diabetes Care Center which is currently an authorized distributor of Bayer's Products pursuant to a separate agreement between Bayer and Participant the terms of which are incorporated herein by reference.

1.3 Bayer will issue a credit to the Participant for the rebate amount set forth on Exhibit A and/or Exhibit B, attached hereto and made a part hereof, for sales made to End-users for which Participant accepts assignment of Medicare/Medicaid claims.

        Accounts must refrain from debiting on current or past due statements for proper issuance of credit by Bayer Corporation, Diagnostics Division.

2.      Credits

2.1 Participant agrees to purchase Products in the quantities and at the prices designated in subparagraph 2.1.1. Bayer has no control over the prices the prices for which the Products are sold by the Participant to the End-users.

2.1.1                                    Product
           Product                       Number         Unit Price                Effective Date*
           -------                       -------        ----------                ---------------
           GLUCOMETER ENCORE                            **per box                  1/1/97- 1/31/97
           Test Strip 50's               2250           **per box                  2/1/97-12/31/97

           GLUCOMETER ELITE                             **per box                  1/1/97- 1/31/97
           Test Strip 50's               3918           **per box                  2/1/97-12/31/97
                                       Minimum case quantities

*Price may change with 30 day written notice.                LIT. PART #0450969
                                                             January 1997
-------------
** Confidential treatment requested. Portions of this document have been omitted by blocking out the relevant text pursuant to an Application for Confidential Treatment. Such blocked out omissions have been filed separately with the Securities and Exchange Commission. The Registrant shall furnish all omitted schedules and exhibits to this document upon the request of the Securities and Exchange Commission.

2.2 In consideration of the Participant's acceptance of the Medicare/Medicaid reimbursement and co-payment as payment in full and the submission of documentation which is acceptable to Bayer, Bayer will credit the Participant's account in the amount of * for each box of Glucometer Encore 50's; (#2250), and /or * for each box of Glucometer Elite 50's (#3918) sold by the Participant to an End-user.

2.3 Participant shall claim credits on a monthly basis by submitting a completed copy of Exhibit A and/or Exhibit B to the Bayer Customer Order Services Department not later than the tenth day of the month following the month for which the credits are being claimed. If the information submitted by Participant is satisfactory, Bayer will issue a credit to the Participant's account within twenty-one working days of receipt. Claims will not be honored if submitted to Bayer 90 days after Participant sale.

2.4 If the documentation submitted by Participant is insufficient to prove the claimed credits for sales to End-users, Bayer will so notify the Participant who will have ten (10) days from the date of such notification to provide the necessary documentation. If Bayer does not receive the documentation within this period, the credit will not be granted.

2.5 Participant agrees that Bayer has the right to perform an audit of Participant's records and/or the records of patients submitted to participant at any time, upon reasonable prior notice, to determine that rebates have been paid in accordance with the provisions of this Agreement. Participant shall reimburse Bayer for any amounts that the audit determines have been paid incorrectly, plus the costs of the audit if the amount is incorrect by $1,000 or more.

2.6 Any credits or other price reductions issued by Bayer to Participant under this Agreement may constitute a discount under Section 1128B (b)
        (3) (A) of the Social Security Act [42 USC 1320a-7b (b) (3) (A)]. Accordingly, Participant agrees to disclose such credit or other price reductions under any state or federal program which provides cost or charge based reimbursement to the Participant for the goods provided under this Agreement.

2.7     Products are for distribution in the U.S. only.

3.      Term

3.1 This agreement will commence on 6/25/97 and shall terminate on December 31, 1997. It may be extended or modified only upon execution of a writing by authorized representatives of both parties.

3.2 Bayer may terminate this Agreement immediately upon written notice to the Participant if Bayer, in its sole judgment, determines that the Participant has:

        3.2.1 Knowingly claimed rebates for sales that were not made to Medicare/Medicaid End-users; or

----------------------
* Confidential treatment requested. Portions of this document have been omitted by blocking out the relevant text pursuant to an Application for Confidential Treatment. Such blocked out omissions have been filed separately with the Securities and Exchange Commission. The Registrant shall furnish all omitted schedules and exhibits to this document upon the request of the Securities and Exchange Commission.

        3.2.2 Collected or attempted to collect from Medicare/Medicaid recipients in an amount in excess of the Medicare/Medicaid reimbursement rate and co-payment rate and the participant has submitted rebate claims to Bayer for such uses.

        3.2.3 Sold the Products provided to Participant under this Agreement to parties other than Medicare/Medicaid End-users and the participant has submitted rebate claims to Bayer for such uses.

        3.2.4 Participant has acquired product at a price other than listed in 2.1.1.

3.3 Bayer may terminate this Agreement for any reason upon sixty (60) days prior written notice to Participant.

3.4 Either party may terminate this Agreement upon thirty (30) days prior written notice upon the happening of any of the following events.

        3.4.1   the adjudication of either party to be bankrupt or insolvent;

        3.4.2 the filing by either party of a petition in bankruptcy or insolvency;

        3.4.3 the filing by either party of a petition or answer seeking reorganization or readjustment under any law relating to insolvency or bankruptcy;

        3.4.4 the appointment of a receiver with respect to all or substantially all of the property or either party;

        3.4.5 any assignment by either party of its assets for the benefit of creditors;

        3.4.6 the institution by either party of any proceedings for liquidation or the winding up of its business other than for purposes of reorganization, consolidation or merger.

4.      Warranty

4.1 Bayer's standard warranty terms shall apply to Products provided under this Agreement.

5.      General

5.1 Governing Law: This Agreement will be governed by the laws of the State of New York.

5.2 Assignment: This Agreement shall not be assigned by Participant without the prior written consent of Bayer.

5.3 Modification: This Agreement contains all the agreements and conditions applicable to this undertaking. All prior oral and written agreements of any kind are excluded. The terms and conditions of this Agreement shall not be added to, modified, superseded or otherwise altered except by a written modification signed by authorized representatives of both parties.

5.4 No Waiver of Conditions: Failure of Bayer to insist on strict performance shall not constitute a waiver of any of the provisions of this Agreement or waiver or any other default of the Participant.

5.5     Independent Contractor and Indemnification

        5.5.1 This Agreement does not create a special or fiduciary relationship between the parties; Participant is an independent contractor, and nothing in this Agreement is intended to constitute either party an agent, legal representative, subsidiary, joint venturer, partner, employee or servant of the other for any purpose whatsoever.

        5.5.2 Nothing in this Agreement authorizes Participant to make any contract, warranty, or representation on Bayer's behalf or to incur any debt or other obligation in Bayer's name. Participant shall indemnify and hold Bayer, and Bayer's affiliates and parent company's officers, directors, shareholders, employees and representatives, harmless against any and all claims, losses, costs, expenses, liabilities, and damages arising directly or indirectly from, as a result of, or in connection with Participant's performance of its obligations under this Agreement including the costs, including attorney's fees, of defending against them.

6. All notices to the respective parties shall be in writing and shall be sent via certified mail return receipt requested to the following addresses:

To Bayer Corporation:

Bayer Corporation, Diagnostics Division
511 Benedict Avenue
Tarrytown, New York  10591
Attn.:  Douglas P. Kuzyk

To:  CERTIFIED DIABETIC SUPPLIES, INC.
   -------------------------------------------
     Name of Participant

     1951 J & C BLVD.
-------------------------------------
     NAPLES, FL  34109
-------------------------------------
Attn:     Peter J. Fiscina
     --------------------------------

Bayer Corporation                          CERTIFIED DIABETIC SUPPLIES, INC.
(Authorized Representative in Tarrytown    ---------------------------------
 Office)                                   Name of Participant



By:                                        By:  /s/ PETER J. FISCINA
   -----------------------------------        ---------------------------------
     Authorized Signature                       Authorized Signature
                                                Peter J. Fiscina       Pres/CEO
--------------------------------------        ---------------------------------
     Print Name and Title                       Print Name and Title
                                                6/25/97
--------------------------------------        ---------------------------------
     Date                                       Date

--------------------------------------
     Bayer Corporation Representative

                                   Exhibit A

              BAYER CORPORATION, DIAGNOSTICS DIVISION PROPOSAL TO

                           CERTIFIED DIABETIC SUPPLY

           CONTRACT PERIOD: Date of Acceptance through June 30, 2002

                                                                     Rebate
      NDC    Product                                                  Basis
     Number    Code                 Product Name                      Price     Rebate
     ------    ----                 ------------                      -----     ------

0193-3918-50   3918      GLUCOMETER ELITE(R) Test Strips, 50's         *          *
0193-2250-50   2250      GLUCOMETER ENCORE(R) Test Strips, 50's        *          *

-------------------

* Confidential treatment requested. Portions of this document have been omitted by blocking out the relevant text pursuant to an Application for Confidential Treatment. Such blocked out omissions have been filed separately with the Securities and Exchange Commission. The Registrant shall furnish all omitted schedules and exhibits to this document upon the request of the Securities and Exchange Commission.

                                   Exhibit B

                     Bayer Corporation, Diagnostics Division

                            Participating Plans List


================================================================================================
                                                                      Number of           Model
Participating Plan Name       Address         City     ST   Zip     Covered Lives         Type*
================================================================================================
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


*HMO, IPA, PPO, employer

Missing information (i.e. address, city, state, zip, model type) to be provided by Certified Diabetic Supply before execution of this Agreement.